Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
25	Subsequent Events

In January 2013, the Company, through its PRC subsidiary, acquired 47.08% equity interest in Beijing Precil Instrument Co., Ltd, which is a provider of coagulation analyzers and related products in the PRC at a consideration of $7,497 (equivalent to RMB47,080), of which $5,289 is placed under an escrow account and is classified as restricted cash as of December 31, 2012. The Company expects to achieve synergies in the transactions by combining its strong engineering, manufacturing, sales and management platforms with the acquiree’s technology and expertise in the area of coagulation analyzers. Subsequent to the completion of the acquisition, the Company, through its PRC subsidiary, further injected capital to increase its equity interest on Beijing Precil Instrument Co., Ltd up to 51%.

On February 25, 2013, the Company’s board of directors declared a cash dividend of $0.50 per ordinary shares. The cash dividends are payable on or around April 8, 2013, to shareholders of record as of March 8, 2013.

In March 2013, Shenzhen Mindray was awarded the nationwide key software enterprise status for calendar year 2011 and 2012. Accordingly, the applicable EIT rate for Shenzhen Mindray for calendar year 2011 and 2012 will be adjusted from 15% to 10%. The income tax provision included in the financial statements for the years ended December 31, 2011 and 2012 did not take into account the adjustment for the change in Shenzhen Mindray’s applicable EIT rate for 2011 and 2012. The resulted tax benefits for 2011 and 2012 were $7.9 million and $11.4 million respectively and will be recognized in the first quarter of 2013. The nationwide key software enterprise status is currently granted on every two years by the PRC government authority and is subject to their review. There is no assurance that Mindray will be granted this status applicable to 2013 or in any future years.